FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of September 13, 2006 among FORTRESS INVESTMENT GROUP LLC., a Delaware limited liability company and certain of its Affiliaties (collectively the “Borrowers”), certain Subsidiaries and Affiliates of the Borrowers (the “Guarantors”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are party to that certain Amended and Restated Credit Agreement dated as of June 23, 2006 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested a modification to the Credit Agreement; and

WHEREAS, the Required Lenders have agreed to such modification, subject to the terms set forth herein as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendment to Credit Agreement.

(a) Section 7.01(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

(b) as soon as available, but in any event within:

(i)

fifty-five days after the end of each of the first three fiscal quarters of each fiscal year of the Borrowers (or on the date delivered to SEC if earlier), (A) a combined balance sheet of (x) prior to the IPO, the Fortress Entities and their respective Subsidiaries and (y) subsequent to the IPO, the Public Entity and its Subsidiaries, in each case as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Borrowers’ fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrowers as fairly presenting the financial condition, results of operations, shareholders’

1

equity and cash flows of the Fortress Entities and their respective Subsidiaries or the Public Entity and its Subsidiaries, as applicable, in accordance with (1) prior to the IPO, SBA and (2) subsequent to the IPO, GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, and (B) a report setting forth the net asset value of the Hedge Funds certified by a Responsible Officer of the Borrower to fairly represent the net asset value of the Hedge Funds; and

(ii)

seventy-five days after the end of the first three fiscal quarters of each fiscal year of the Borrowers balance sheet of the Fortress Funds (other than (x) the Hedge Funds and (y) Newcastle, Eurocastle or any other public investment fund, in the case of each public investment fund, to the extent such balance sheets are otherwise publicly available to the Lenders) and the related statements of income, changes in cash flow and shareholder’s equity for such fiscal quarter and for the portion of the fiscal year then ended setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, in reasonable detail and certified by a Responsible Officer of the Borrowers as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the applicable Fortress Funds in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

(c) Section 7.02(c) of the Credit Agreement is amended by deleting the words “Sections 7.01(a) and (b)” set forth therein and inserting the words “Sections 7.01(a) and (b)(i)” in substitution therefor.

2. Effectiveness; Conditions Precedent. This Amendment shall be and become effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrowers, the Guarantors, and the Required Lenders.

3. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each of the Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations and guaranty obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.

4. Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights

2

generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

5. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof, (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (c) the Collateral Documents continue to create a valid perfected security interest in the Collateral prior to all Liens other than Permitted Liens.

6. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Loan Parties hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent’s, the L/C Issuer’s and each of the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWERS:	FORTRESS INVESTMENT GROUP LLC, a Delaware limited liability company

FORTRESS PRINCIPAL INVESTMENT HOLDINGS II LLC, a Delaware limited liability company

FORTRESS PRINCIPAL INVESTMENT HOLDINGS III LLC, a Delaware limited liability company

FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC, a Delaware limited liability company

FORTRESS CANADA MANAGEMENT TRUST, a Delaware statutory trust

By:	/s/ Dan Bass

Name:	Dan Bass
Title:	Chief Financial Officer of each of the above-referenced Borrowers

FIG PARTNERS POOL (A) LLC, a Delaware limited liability company
By:	/s/ Randal A. Nardone

Name:

Title:

FIG PARTNERS POOL (P) LLC, a Delaware limited liability company
By:	/s/ Randal A. Nardone

Name:

Title:

FIG PARTNERS POOL (P2) LLC, a Delaware limited liability company
By:	/s/ Randal A. Nardone

Name:

Title:

GUARANTORS:	FORTRESS INVESTMENT HOLDINGS LLC,
a Delaware limited liability company

FORTRESS PRINCIPAL INVESTMENT HOLDINGS LLC,
a Delaware limited liability company

FORTRESS PRINCIPAL INVESTMENT GROUP LLC, a Delaware limited liability company
By:	/s/ Dan Bass

Name:	Dan Bass
Title:	Chief Financial Officer of each of the above-referenced Guarantors

FORTRESS FUND III GP (HOLDINGS) LLC, a Delaware limited liability company
By:	/s/ Randal A. Nardone

Name:

Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
	By:	/s/ Joshua A. Podietz

	Name:	Joshua A. Podietz
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender and L/C Issuer
	By:	/s/ Joshua A. Podietz

	Name:	Joshua A. Podietz
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Stephen Leon

Name:	Stephen Leon
Title:	Managing Director
By:	/s/ Maureen S. Malphus

Name:	Maureen S. Malphus
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Evelyn Thierry

Name:	Evelyn Thierry
Title:	Vice President
By:	/s/ Omayra Laucella

Name:	Omayra Laucella
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Tayven Hike

Name:	TAYVEN HIKE, CFA
Title:	VICE PRESIDENT

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Emily Berger

Name:	EMILY BENGER
Title:	VICE PRESIDENT

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender
By:	/s/ Bruce H. Mendelsohn

Name:	BRUCE H. MENDELSOHN
Title:	AUTHORIZED SIGNATORY

LEHMAN COMMERCIAL PAPER INC., as a Lender
By:	/s/ Diane Albanese

Name:	DIANE ALBANESE
Title:	AUTHORIZED SIGNATORY